                          SECURITY AGREEMENT
                          ------------------

     THIS SECURITY AGREEMENT (this "Agreement"), dated as of February
                                    ---------
  , 2000 is made by and among Mail-Well I Corporation, a Delaware
--
corporation (the "Company"), Mail-Well, Inc., a Colorado corporation
                  -------
(the "Parent"), certain other affiliates of the Parent listed in
      ------
Annex I hereto or acceding hereto as provided in Section 23 hereof,
-------
and Bank of America, N.A., as agent for itself and the Lenders referred to below (in such capacity, the "Agent").
                                 -----

                                RECITALS

     WHEREAS, the Company, the Parent, the other Loan Parties named therein, certain lending institutions as lenders, and the Agent are parties to a Credit Agreement dated as of the date hereof (as amended, modified, renewed or extended from time to time, the "Credit
                                                      ------
Agreement");
---------

     WHEREAS, the Company and the Parent are parties to that certain Corporate Guaranty dated June 9, 1998, made by the Parent and the Company, as guarantors, in favor of BofA and guaranteeing the obligations of the Company's Canadian subsidiary, Supremex Inc., under that certain Loan Agreement dated as of June 9, 1998, by and among Supremex, Inc., the Company, the Parent and BofA;

     WHEREAS, it is a condition precedent to the borrowings under the Credit Agreement that the Grantors enter into this Agreement and grant to the Agent, for itself and for the ratable benefit of the other Secured Parties, the security interests hereinafter provided to secure the Obligations.

     NOW, THEREFORE, for good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

     SECTION 1 Definitions; Interpretation.
               ---------------------------

     (a)    Terms Defined in Credit Agreement.  All capitalized
            ---------------------------------
terms used in this Agreement (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

     (b)    Certain Defined Terms.  As used in this Agreement, the
            ---------------------
following terms shall have the following meanings:

     "Account Control Agreement" means any account control agreement
      -------------------------
or other agreement with any securities intermediary granting control with respect to any Investment Property for purposes of UCC
Section 9115.

     "Accounts" means any and all accounts of any Grantor, whether
      --------
now existing or hereafter acquired or arising, and in any event includes all accounts receivable, contract rights, rights to payment and other obligations of any kind owed to any Grantor arising out of or in connection with the sale or lease of merchandise, goods or commodities or the rendering of services or arising from any other transaction, however evidenced, and whether or not earned by


                                   1.

performance, all guaranties, indemnities and security with respect to the foregoing, and all letters of credit relating thereto, in each case whether now existing or hereafter acquired or arising.

     "Administrator" means BofA, in its capacity as "Administrator"
      -------------
under the Receivables Purchase Agreement acting for and on behalf of itself and the Purchasers.

     "Books" means all books, records and other written, electronic
      -----
or other documentation in whatever form maintained now or hereafter by or for any Grantor in connection with the ownership of its assets or the conduct of its business or evidencing or containing information relating to the Collateral, including: (i) ledgers; (ii) records indicating, summarizing, or evidencing any Grantor's assets (including Inventory and Rights to Payment), business operations or financial condition;
(iii) computer programs and software; (iv) computer discs, tapes, files, manuals, spreadsheets; (v) computer printouts and output of whatever kind; (vi) any other computer prepared or electronically stored, collected or reported information and equipment of any kind; and
(vii) any and all other rights now or hereafter arising out of any contract or agreement between any Grantor and any service bureau, computer or data processing company or other Person charged with preparing or maintaining any of any Grantor's books or records or with credit reporting, including with regard to any Grantor's Accounts.

     "Chattel Paper" means all writings of whatever sort which
      -------------
evidence a monetary obligation and a security interest in or lease of specific goods, whether now existing or hereafter arising.

     "Collateral" has the meaning set forth in Section 2.
      ----------

     "Collections" means, with respect to any Pool Receivable,
      -----------
(A) all funds which are received by MWTRC, any Originator or the Servicer in payment of any amounts owed in respect of such Pool Receivable (including, without limitation, principal, finance charges, interest and all other charges), or applied to amounts owed in respect of such Pool Receivable (including, without limitation, insurance proceeds and net proceeds of the sale or other disposition of the Related Security with respect thereto or other collateral or property of the related Obligor or any other Person directly or indirectly liable for the payment of such Pool Receivable and available to be applied thereon), (B) all Collections deemed to have been received pursuant to the Receivables Purchase Agreement and (C) all other proceeds of such Pool Receivable.

     "Contract" means an agreement between an Originator and an
      --------
Obligor pursuant to or under which such Obligor shall be obligated to pay for merchandise or services from time to time.

     "Contract Documents" means, with respect to any Receivable, the
      ------------------
related Contract and any agreement(s) modifying such Receivable or Contract.

     "Deposit Account" means any demand, time, savings, passbook or
      ---------------
like account now or hereafter maintained by or for the benefit of any Grantor with a bank, savings and loan association, credit union or like organization (including BofA) and all funds and amounts therein, whether or not restricted or designated for a particular purpose.


                                   2.

     "Directing Lenders" means at any time Lenders holding in excess
      -----------------
of 50% of the then aggregate unpaid principal amount of the Secured
Obligations.

     "Documents" means any and all documents of title, bills of
      ---------
lading, dock warrants, dock receipts, warehouse receipts and other documents of any Grantor, whether or not negotiable, and includes all other documents which purport to be issued by a bailee or agent and purport to cover goods in any bailee's or agent's possession which are either identified or are fungible portions of an identified mass, including such documents of title made available to any Grantor for the purpose of ultimate sale or exchange of goods or for the purpose of loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing with goods in a manner preliminary to their sale or exchange, in each case whether now existing or hereafter acquired or arising.

     "Equipment" means all now existing or hereafter acquired
      ---------
equipment of any Grantor in all of its forms, wherever located, and in any event includes any and all machinery, furniture, equipment, furnishings and fixtures in which any Grantor now or hereafter acquires any right, and all other goods and tangible personal property (other than Inventory), including tools, parts and supplies, automobiles, trucks, tractors and other vehicles, computer and other electronic data processing equipment and other office equipment, computer programs and related data processing software, and all additions, substitutions, replacements, parts, accessories, and accessions to and for the foregoing, now owned or hereafter acquired, and including any of the foregoing which are or are to become fixtures on real property.

     "Event of Default" means an "Event of Default" as defined in the
      ----------------
Credit Agreement or an "Event of Default" as defined in the Supremex Credit Agreement.

     "Filing Offices" has the meaning set forth in Section 3(a).
      --------------

     "General Intangibles" means all general intangibles of any
      -------------------
Grantor, now existing or hereafter acquired or arising, and in any event includes: (i) all tax and other refunds, rebates or credits of every kind and nature to which any Grantor is now or hereafter may become entitled; (ii) all good will, choses in action and causes of action, whether legal or equitable, whether in contract or tort and however arising; (iii) all Intellectual Property Collateral; (iv) all rights of stoppage in transit, replevin and reclamation; (v) all licenses, permits, consents, indulgences and rights of whatever kind issued in favor of or otherwise recognized as belonging to any Grantor by any Governmental Authority; and (vi) all indemnity agreements, guaranties, insurance policies and other contractual, equitable and legal rights of whatever kind or nature; in each case whether now existing or hereafter acquired or arising.

     "Grantors" means the Parent, the Company and the other Loan
      --------
Parties party hereto.

     "Instruments" means any and all negotiable instruments and every
      -----------
other writing which evidences a right to the payment of money, wherever located and whether now existing or hereafter acquired.


                                   3.

     "Intellectual Property Collateral" means the following
      --------------------------------
properties and assets owned or held by any Grantor or in which any Grantor otherwise has any interest, now existing or hereafter acquired or arising:

     (i) all patents and patent applications, domestic or foreign, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses (including such patents, patent applications and patent licenses as described in Schedule 2), all
                                                 ----------
rights to sue for past, present or future infringement thereof, all rights arising therefrom and pertaining thereto and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof; all copyrights and applications for copyright, domestic or foreign, together with the underlying works of authorship (including titles), whether or not the underlying works of authorship have been published and whether said copyrights are statutory or arise under the common law, and all other rights and works of authorship (including the copyrights and copyright applications described in Schedule 2), all
                                                   ----------
rights, claims and demands in any way relating to any such copyrights or works, including royalties and rights to sue for past, present or future infringement, and all rights of renewal and extension of copyright;

     (ii) all state (including common law), federal and foreign trademarks, service marks and trade names, and applications for registration of such trademarks, service marks and trade names, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses (including such marks, names, applications and licenses as described in Schedule 2), whether registered or
                             ----------
unregistered and wherever registered, all rights to sue for past, present or future infringement or unconsented use thereof, all rights arising therefrom and pertaining thereto and all reissues, extensions and renewals thereof;

     (iii) all trade secrets, trade dress, trade styles, logos, other source of business identifiers, mask-works, mask-work registrations, mask-work applications, software, confidential information, customer lists, license rights, advertising materials, operating manuals, methods, processes, know-how, algorithms, formulae, databases, quality control procedures, product, service and technical specifications, operating, production and quality control manuals, sales literature, drawings, specifications, blue prints, descriptions, inventions, name plates and catalogs; and

     (iv) the entire goodwill of or associated with the businesses now or hereafter conducted by such Grantor connected with and symbolized by any of the aforementioned properties and assets.

     "Intellectual Property Security Agreement" means each Patent and
      ----------------------------------------
Trademark Security Agreement, each Copyright Security Agreement or any amendment thereto, in form and substance satisfactory to the Agent, supplementary to this Agreement and prepared for purposes of recordation with the U.S. Copyright Office or the U.S. Patent and Trademark Office, as applicable.

     "Inventory" means any and all of any Grantor's inventory in all
      ---------
of its forms, wherever located, whether now owned or hereafter acquired, and in any event includes all goods (including goods in transit) which are held for sale, lease or other disposition, including those held for display or demonstration or out on lease or consignment or to be furnished under a


                                   4.

contract of service, or which are raw materials, work in process, finished goods or materials used or consumed in any Grantor's business, and the resulting product or mass, and all repossessed, returned, rejected, reclaimed and replevied goods, together with all parts, components, supplies packing, and other materials used or usable in connection with the manufacture, production, packing, shipping, advertising, selling or furnishing of such goods; and all other items hereafter acquired by any Grantor by way of substitution, replacement, return, repossession or otherwise, and all additions and accessions thereto, and any Document representing or relating to any of the foregoing at any time.

     "Investment Property" means any and all investment property of
      -------------------
any Grantor, including all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts and commodity accounts, and all financial assets held in any securities account or otherwise, wherever located, and whether now existing or hereafter acquired or arising.

     "Lenders" means the Persons from time to time party of the Credit
      -------
Agreement as "Lenders" and BofA in its capacity as a lender under the Supremex Credit Agreement.

     "Letter of Credit Proceeds" means any and all proceeds of
      -------------------------
written letters of credit.

     "Mail-Well Secured Obligations" means all indebtedness,
      -----------------------------
liabilities and other obligations of the Grantors to the Secured Parties created under, or arising out of or in connection with, the Credit Agreement, the Notes or any of the other Loan Documents, including all unpaid principal of the Loans, all interest accrued thereon, all fees due under the Credit Agreement, all amounts owing any Swap Providers in respect of Specified Swap Contracts and all other amounts payable by the Grantors to any Secured Party thereunder or in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined.

     "MWTRC" means Mail-Well Trade Receivables Corporation, a
      -----
Delaware corporation.

     "Obligor" means, with respect to any Receivable, the Person(s)
      -------
who has incurred the indebtedness under such Receivable and any guarantor(s) or any other Person obligated to make payments under such Receivable.

     "Originator" means each of the Company, Mail-Well West, Inc.,
      ----------
Murray Envelope Corp., Graphic Arts Center, Inc., WISCO II, LLC, WISCO III, LLC, Mail-Well Commercial Printing, Inc., Mail-Well Label USA, Inc., Poser Business Forms Inc., and each other Person that becomes a party to the Purchase and Sale Agreement as an "Originator", and their permitted successors and assigns.

     "Partnership Collateral" means any and all limited and general
      ----------------------
partnership interests and limited liability company interests of any type or nature, whether now existing or hereafter acquired or arising.

     "Person" means an individual, partnership, corporation
      ------
(including, without limitation, a business trust), joint stock company, trust, unincorporated association, joint venture,


                                   5.

limited liability company or other entity, or a government or any political subdivision or agency thereof.

     "Pledged Collateral" means any and all (i) Pledged Shares;
      ------------------
(ii) additional capital stock or other equity securities of the direct or indirect Subsidiaries of the Parent or the Company, whether certificated or uncertificated (not exceeding 65% of the shares of capital stock of any Subsidiaries of the Parent that are not U.S. Subsidiaries, unless no adverse tax consequences to the Grantor thereof shall arise or exist in connection therewith); (iii) other Investment Property of any Grantor; (iv) warrants, options or other rights entitling any Grantor to acquire any interest in capital stock or other securities of the direct or indirect Subsidiaries of the Parent or the Company or of any other Person; (v) Partnership Collateral;
(vi) Instruments; (vii) Pledged Debt; (viii) securities, property, interest, dividends and other payments and distributions issued as an addition to, in redemption of, in renewal or exchange for, in substitution or upon conversion of, or otherwise on account of, any of the foregoing; (ix) certificates and instruments now or hereafter representing or evidencing any of the foregoing; (x) rights, interests and claims with respect to the foregoing, including under any and all related agreements, instruments and other documents, and (xi) cash and non-cash proceeds of any of the foregoing, in each case whether presently existing or owned or hereafter arising or acquired and wherever located, and as from time to time received or receivable by, or otherwise paid or distributed to or acquired by, any Grantor.

     "Pledged Debt" means the indebtedness described in Schedule 3.
      ------------                                      ----------

     "Pledged Shares" means all of the issued and outstanding shares
      --------------
of capital stock, whether certificated or uncertificated, of the Parent's direct or indirect Subsidiaries now owned by any Grantor (or 65% of such shares in the case of any non-U.S. Subsidiaries, unless no adverse tax consequences to the Grantor thereof shall arise or exist in connection therewith), as more specifically described in Schedule 3.
                                                         ----------

     "Pool Receivable" means a Receivable in the Receivables Pool.
      ---------------

     "Proceeds" means whatever is receivable or received from or upon
      --------
the sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any Collateral or other assets of any Grantor, including "proceeds" as defined at UCC
Section 9306, any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of any Grantor from time to time with respect to any of the Collateral, any and all payments (in any form whatsoever) made or due and payable to any Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of Governmental Authority), any and all other amounts from time to time paid or payable under or in connection with any of the Collateral or for or on account of any damage or injury to or conversion of any Collateral by any Person, any and all other tangible or intangible property received upon the sale or disposition of Collateral, and all proceeds of proceeds.

     "Purchase and Sale Agreement" means the Purchase and Sale
      ---------------------------
Agreement, dated as of July 1, 1999, among MWTRC and the Originators from time to time party thereto, as the same may be amended, supplemented or modified from time to time.


                                   6.

     "Purchasers" means Quincy Capital Corporation and the "Alternate
      ----------
Purchasers" from time to time party to the Receivables Purchase
Agreement.

     "Receivable" means the indebtedness of any Obligor resulting
      ----------
from the provision or sale of merchandise, insurance or services by any Originator under a Contract, and includes, without limitation, the right to payment of any interest or finance charges and other obligations of such Obligor with respect thereto.

     "Receivables Pool" means at any time all of the then outstanding
      ----------------
Receivables that have been transferred and assigned to MWTRC by the Originators from time to time pursuant to the Purchase and Sale Agreement and that are owned by MWTRC and/or the Purchasers at such time.

     "Receivables Purchase Agreement" means the Receivables Purchase
      ------------------------------
Agreement, dated as of July 1, 1999, among MWTRC, the Servicer, Quincy Capital Corporation, the "Alternate Purchasers" from time to time party thereto, and the Administrator, as the same may be amended, supplemented or modified from time to time.

     "Related Security" means, with respect to any Receivable:
      ----------------

     (i) any merchandise (including, without limitation, returned merchandise) relating to any sale giving rise to such Receivable;
(ii) all security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the contract related to such Receivable or otherwise, together with all financing statements signed by an Obligor describing the collateral securing such Receivable;

     (ii) all guaranties, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the contract related to such Receivable or otherwise; and

     (iii) the Contract Documents and all other books, records and other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) directly relating to such Receivable and the related
Obligor.

     "Rights to Payment" means all Accounts and any and all rights
      -----------------
and claims to the payment or receipt of money or other forms of consideration of any kind in, to and under all Chattel Paper, Documents, General Intangibles, Instruments, Investment Property, Pledged Debt and Proceeds.

     "Secured Parties" means the Lenders, the Lead Arranger, and the
      ---------------
Agent, and each of their respective successors, transferees and assigns.

     "Secured Obligations" means the Supremex Secured Obligations,
      -------------------
the Mail-Well Secured Obligations, and any and all other indebtedness, liabilities and other obligations of the Grantors to BofA, any other Lender or any of their respective Affiliates, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined.


                                   7.

     "Servicer" means Mail-Well I Corporation and its permitted
      --------
successors or assigns in such capacity.

     "Specified Assets" means all right, title and interest of the
      ----------------
Originators in and to all of the following property, whether now or hereafter owned, existing or arising, which is sold, purportedly sold, contributed, transferred, conveyed or assigned by any of the Originators to MWTRC pursuant to the Purchase and Sale Agreement (regardless of whether any such transfer is characterized as a sale or as a secured loan): (A) all Receivables of each Originator, (B) all Related Security with respect to such Receivables, (C) all Collections with respect to each such Receivable and (D) all proceeds of, and all other amounts received or receivable under any or all of, the foregoing (collectively the items listed in clauses (b), (C) and (D) above are referred to as the "Related Assets").

     "Suntrust Letter of Credit" means (i) that certain Letter of
      -------------------------
Credit No. F501372, dated May 29, 1996, issued by SunTrust Bank (formerly SunTrust Bank, Atlanta) in connection with the issuance by Development Authority of Gwinnett County of $6,460,000 aggregate principal amount of Industrial Revenue Bonds (Curtis 1000, Inc., Project), Series 1996, (ii) that certain Letter of Credit Agreement dated as of May 1, 1996, between Curtis 1000, Inc., and SunTrust Bank (formerly SunTrust Bank, Atlanta), as amended by that certain Amendment No. 1 to Letter of Credit Agreement dated as of February 22, 2000, and
(iii) that certain Guaranty Agreement dated as of February 22, 2000, made by Mail-Well, Inc., in favor of SunTrust Bank.

     "Suntrust Secured Obligations" means all indebtedness,
      ----------------------------
liabilities and other obligations of Curtis 1000, Inc., and the Parent to Suntrust Bank created under, or arising out of or in connection with, the Suntrust Letter of Credit, including all unpaid principal of any drawing under the Suntrust Letter of Credit, all interest accrued thereon, all fees due under the Suntrust Letter of Credit and all other amounts payable by Curtis 1000, Inc., and the Parent to Suntrust Bank thereunder or in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined.

     "Supremex Secured Obligations" means all indebtedness,
      ----------------------------
liabilities and other obligations of Supremex Inc., the Parent and the Company to the Secured Parties created under, or arising out of or in connection with, the Supremex Credit Agreement, the Note (as defined in the Supremex Credit Agreement) or any of the other Loan Documents (as defined in the Supremex Credit Agreement), including all unpaid principal of the Loan (as defined in the Supremex Credit Agreement), all interest accrued thereon, all fees due under the Supremex Credit Agreement and all other amounts payable by Supremex Inc., the Parent or the Company to any Secured Party thereunder or in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined.

     "UCC" means the Uniform Commercial Code as the same may, from
      ---
time to time, be in effect in the State of California; provided,
                                                       --------
however, in the event that, by reason of mandatory provisions of law,
-------
any or all of the attachment, perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term "UCC" shall mean the Uniform


                                   8.

Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

     (c)    Terms Defined in UCC.  Where applicable and except as
            --------------------
otherwise defined herein or in the Credit Agreement, terms used in this Agreement shall have the meanings assigned to them in the UCC.

     (d)    Interpretation.  The rules of interpretation set forth
            --------------
in Section 1.02 of the Credit Agreement shall be applicable to this Agreement and are incorporated herein by this reference.

     SECTION 2 Security Interest.
               -----------------

     (a)    Grant of Security Interest.  As security for the
            --------------------------
payment and performance of the Secured Obligations, each Grantor hereby pledges, assigns, transfers, hypothecates and sets over to the Agent, for itself and on behalf of and for the ratable benefit of the other Secured Parties, and hereby grants to the Agent, for itself and on behalf of and for the ratable benefit of the other Secured Parties, a security interest in all of such Grantor's right, title and interest in, to and under the following property, wherever located and whether now existing or owned or hereafter acquired or arising (collectively, the "Collateral"): (i) all Accounts; (ii) all Chattel Paper; (iii) all
 ----------
Deposit Accounts; (iv) all Documents; (v) all Equipment; (vi) all General Intangibles; (vii) all Pledged Collateral; (viii) all Inventory;
(ix) all Books; (x) all products and Proceeds of any and all of the foregoing; and (xi) all Letter of Credit Proceeds. Notwithstanding the foregoing provisions of this Section 2(a), such grant of security interest shall not extend to, and the term "Collateral" shall not include, (1) any Specified Assets, and (2) any Chattel Paper, contracts and other General Intangibles which are now or hereafter held by any Grantor as licensee, lessee or otherwise, to the extent that (i) such Chattel Paper, contracts and other General Intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor or lessor thereof or other applicable party thereto and (ii) such consent has not been obtained; provided, however, that the foregoing grant of
               --------  -------
security interest shall extend to, and the term "Collateral" shall include (A) any General Intangible which is an Account or a proceed of, or otherwise related to the enforcement and collection of, any Account, or goods which are the subject of any Account, (B) any and all proceeds of such Chattel Paper, contracts and other General Intangibles to the extent that the assignment or encumbering of such proceeds is not so restricted and (C) upon any such licensor's, lessor's or other applicable party's consent with respect to any such otherwise excluded Chattel Paper, contracts or other General Intangibles being obtained, thereafter such Chattel Paper, contracts or other General Intangibles as well as any and all proceeds thereof that might have theretofore have been excluded from such grant of a security interest and the term "Collateral."

     (b)    Grantors Remain Liable.  Anything herein to the contrary
            ----------------------
notwithstanding, (i) each Grantor shall remain liable under any contracts, agreements and other documents included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the


                                   9.

exercise by the Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under such contracts, agreements and other documents included in the Collateral, and
(iii) neither the Agent nor any other Secured Party shall have any obligation or liability under any contracts, agreements and other documents included in the Collateral by reason of this Agreement, nor shall the Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Collateral hereunder.

     (c)    Continuing Security Interest.  Each Grantor agrees that
            ----------------------------
this Agreement shall create a continuing security interest in the Collateral which shall remain in effect until terminated in accordance with Section 22.

     SECTION 3 Perfection Procedures.  Each Grantor shall execute
               ---------------------
and deliver to the Agent concurrently with the execution of this Agreement, and at any time and from time to time thereafter, all financing statements, continuation statements, termination statements, security agreements, chattel mortgages, assignments, patent, copyright and trademark collateral assignments, fixture filings, warehouse receipts, documents of title, affidavits, reports, notices, schedules of account, letters of authority and all other documents and instruments, in form satisfactory to the Agent, and take all other action, as the Agent or the Directing Lenders may request, to perfect and continue perfected, maintain the priority of or provide notice of the Agent's security interest in the Collateral and to accomplish the purposes of this Agreement. Without limiting the generality of the foregoing, each Grantor shall from time to time take the following actions:

     (a)    Filing of Financing Statements.  On or prior to the
            ------------------------------
Closing Date each Grantor shall execute and deliver completed UCC-1 financing statements for filing or recording offices described in
Schedule 4 (the "Filing Offices"), and after the Closing Date the
----------       --------------
applicable Grantor shall execute and deliver completed UCC-1 financing statements for filing in the appropriate filing office or offices in any state identified by a Grantor in a notice delivered to the Agent pursuant to subsection 5(D) or 5(e).

     (b)    Delivery of Pledged Collateral.  Each Grantor hereby
            ------------------------------
agrees to deliver to or for the account of the Agent, at the address and to the Person to be designated by the Agent, the certificates, instruments and other writings representing any Pledged Collateral, which shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, in form satisfactory to the Agent. If any Grantor shall become entitled to receive or shall receive any Pledged Collateral after the date hereof, such Grantor shall accept the foregoing as the agent for the Agent, shall hold it in trust for the Agent, shall segregate it from other property or funds of such Grantor, and shall immediately deliver the same and all certificates, instruments and other writings representing such Pledged Collateral forthwith to or for the account of the Agent, at the address and to the Person to be designated by the Agent, which shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank in form satisfactory to the Agent. Anything to the contrary notwithstanding, so long as no Event of Default shall have occurred and be continuing, (i) each Grantor may retain for collection in the ordinary course any Instruments received by such Grantor in the ordinary course of business, and the Agent shall, promptly upon request of such Grantor, make appropriate arrangements for making any other Instruments and/or


                                   10.

Pledged Debt pledged by such Grantor available to the payor of any such Instrument or Pledged Debt for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent required under applicable law to continue perfected the Agent's security interest hereunder in such Instruments or Pledged Debt, against trust receipt or like document), and (ii) each Grantor may retain any additional Pledged Collateral consisting of Instruments with a face value of less than $1,000,000 individually and $5,000,000 in the aggregate for all such Instruments or, in the case of any such additional Pledged Collateral with no face value, then such additional Pledged Collateral with a fair market value of less than $1,000,000 individually and $5,000,000 in the aggregate for all such Instruments, as determined by such Grantor in good faith. Without limiting the generality of the foregoing, each Grantor agrees to deliver to the Agent within five Business Days after the Closing Date all existing promissory notes payable by MWTRC to such Grantor under the Permitted Receivables Purchase Facility.

     (c)    Transfer of Security Interest Other Than by Delivery.
            ----------------------------------------------------
If for any reason Pledged Collateral cannot be delivered to or for the account of the Agent as provided in subsection 3(b), each Grantor shall promptly take such other steps as may be necessary or as shall be reasonably requested from time to time by the Agent to effect a transfer of a perfected first priority security interest in and pledge of the Pledged Collateral to the Agent for itself and on behalf of and for the ratable benefit of the other Secured Parties pursuant to the UCC. To the extent practicable, such Grantor shall thereafter deliver the Pledged Collateral to or for the account of the Agent as provided in subsection 3(b).

     (d)    Deposit Accounts.  Each Grantor shall execute such
            ----------------
notices, and shall take such other action, as the Agent may reasonably request, to perfect and continue perfected, maintain the priority of or provide notice of the Agent's security interest in Collateral consisting of Deposit Accounts and to accomplish the purposes of this Agreement.

     (e)    Intellectual Property Collateral. (i) Each Grantor
            --------------------------------
shall execute and deliver to the Agent, concurrently with the execution of this Agreement, such Intellectual Property Security Agreements as the Agent or the Directing Lenders may reasonably request, and record such Intellectual Property Security Agreements with the U.S. Copyright Office or the U.S. Patent and Trademark Office, as applicable, and take such other action as may be necessary, or as the Agent or the Directing Lenders may reasonably request, to perfect the Agent's security interest in such Intellectual Property Collateral. (ii) Immediately following the creation or other acquisition of any Intellectual Property Collateral by any Grantor after the date hereof which is registered or becomes registered or the subject of an application for registration with the U.S. Copyright Office or the U.S. Patent and Trademark Office, as applicable, such Grantor shall modify this Agreement by amending
Schedule 2 to include any Intellectual Property Collateral which
----------
becomes part of the Collateral and which was not included on Schedule 2
                                                             ----------
as of the date hereof and record such Intellectual Property Security Agreement with the U.S. Copyright Office or the U.S. Patent and Trademark Office, as applicable, and take such other action as may be necessary, or as the Agent or the Directing Lenders may reasonably request, to perfect the Agent's security interest in such Intellectual Property Collateral.

     (f)    Documents, Etc.  Each Grantor shall deliver to the
            --------------
Agent, or an agent designated by it, appropriately endorsed or accompanied by appropriate instruments of transfer or assignment, all Documents and Chattel Paper, and all other Rights to Payment at any time


                                   11.

evidenced by promissory notes, trade acceptances or other instruments, not already delivered hereunder pursuant to this Section 3; provided,
                                                            --------
however, that unless an Event of Default shall have occurred and be
-------
continuing, such Grantor shall not be required to deliver any Document, Chattel Paper, promissory note, trade acceptance or other instrument having a face amount not in excess of $1,000,000 individually and $5,000,000 in the aggregate for all such items. Upon the request of the Agent, Grantors shall mark all Documents and Chattel Paper with such legends as the Agent shall reasonably specify.

     SECTION 4 Representations and Warranties.  In addition to the
               ------------------------------
representations and warranties of the Grantors set forth in the Credit Agreement, which are incorporated herein by this reference, each Grantor represents and warrants to the Agent and each other Secured Party that:

     (a)    Location of Chief Executive Office and Collateral.  Each
            -------------------------------------------------
Grantor's chief executive office and principal place of business is located at the address set forth in Schedule 1, and all other
                                    ----------
locations where any Grantor conducts business or Collateral is kept are set forth in Schedule 1.
             ----------

     (b)    Locations of Books.  All locations where Books
            ------------------
pertaining to the Rights to Payment are kept, including all equipment necessary for accessing such Books and the names and addresses of all service bureaus, computer or data processing companies and other Persons keeping any Books or collecting Rights to Payment for any Grantor, are set forth in Schedule 1.
             ----------

     (c)    Trade Names and Trade Styles.  All trade names and
            ----------------------------
trade styles under which any Grantor presently conducts its business operations are set forth in Schedule 1, and, except as set forth in
                            ----------
Schedule 1 and in connection with the Transaction, no Grantor has, at
----------
any time in the past year: (i) been known as or used any other corporate, trade or fictitious name; (ii) changed its name; (iii) been the surviving or resulting corporation in a merger or consolidation; or
(iv) acquired through asset purchase or otherwise any business of any Person.

     (d)    Ownership of Collateral.  Each Grantor is, and, except
            -----------------------
as permitted by Section 5(i), will continue to be, the sole and complete owner of the Collateral (or, in the case of after-acquired Collateral, at the time any Grantor acquires rights in such Collateral, will be the sole and complete owner thereof), free from any Lien other than Permitted Liens.

     (e)    Enforceability; Priority of Security Interest.  (i) This
            ---------------------------------------------
Agreement creates a security interest which is enforceable against the Collateral in which each Grantor now has rights and will create a security interest which is enforceable against the Collateral in which such Grantor hereafter acquires rights at the time such Grantor acquires any such rights; and (ii) to the best of each Grantor's knowledge the Agent has a perfected and first priority security interest in the Collateral in which such Grantor now has rights, and will have a perfected and first priority security interest in the Collateral in which such Grantor hereafter acquires rights at the time such Grantor acquires any such rights, in each case for the Agent's own benefit and for the ratable benefit of the other Secured Parties and subject to Permitted Liens, securing the payment and performance of the Secured Obligations.


                                   12.

     (f)    Other Financing Statements.  Other than (i) financing
            --------------------------
statements or similar filings naming the owner of the asset to which such Lien relates as debtor, under the UCC or any comparable law ("UCC
                                                                   ----
Financing Statements"), disclosed to the Agent on Schedule 8.01 to
--------------------                              -------------
the Credit Agreement and (ii) UCC Financing Statements in favor of the Agent in its capacity as Agent for itself and the other Secured Parties under the Credit Agreement and any other Loan Documents, to the best of each Grantor's knowledge no effective UCC Financing Statement naming any Grantor as debtor, assignor, grantor, mortgagor, pledgor or the like and covering all or any part of the Collateral is on file in any filing or recording office in any jurisdiction, except in connection with Permitted Liens.

     (g)    Rights to Payment.
            -----------------

     (i) The Rights to Payment represent valid, binding and enforceable obligations of the account debtors or other Persons obligated thereon, representing undisputed, bona fide transactions completed in accordance with the terms and provisions contained in any documents related thereto, and are and will be genuine, free from Liens (other than Permitted Liens), and not subject to any adverse claims, counterclaims, setoffs, defaults, disputes, defenses, discounts, retainages, holdbacks or conditions precedent of any kind of character, except to the extent reflected by the Grantors' reserves for uncollectible Rights to Payment or to the extent, if any, that such account debtors or other Persons may be entitled to normal and ordinary course trade discounts, returns, adjustments and allowances in accordance with Section 5(m), or as otherwise disclosed to the Agent and the Lenders in writing or occurring in the ordinary course of business;

     (ii) to the best of each Grantor's knowledge, all account debtors and other obligors on the Rights to Payment are solvent and generally paying their debts as they come due, except to the extent that such Grantor has established adequate reserves therefor in accordance with GAAP;

     (iii) all Rights to Payment comply in all material respects with all applicable laws concerning form, content and manner of preparation and execution, including where applicable any federal or state consumer credit laws;

     (iv) no Grantor has assigned any of its rights under the Rights to Payment except as provided in this Agreement or as set forth in the other Loan Documents;

     (v) all statements made, all unpaid balances and all other information in the Books and other documentation relating to the Rights to Payment in all material respects are true and correct and what they purport to be; and

     (vi) no Grantor has any knowledge of any fact or circumstance which would materially impair the validity or collectibility of any of the Rights to Payment, except to the extent that such Grantor has established adequate reserves therefor in accordance with GAAP;

     (h)    Inventory.  No Inventory is stored with any bailee,
            ---------
warehouseman or similar Person or on any premises leased to any Grantor, nor has any Inventory been consigned to any Grantor or consigned by any Grantor to any Person or is held by any Grantor for any Person under any "bill and hold" or other arrangement, except at locations listed in
Schedule 1.
----------

                                   13.

     (i)    Intellectual Property.
            ---------------------

     (i)    Except as set forth in Schedule 2, no Grantor (directly
                                   ----------
or through any Subsidiary) owns, possesses or uses under any licensing arrangement any patents, copyrights, trademarks, service marks or trade names, nor is there currently pending before any Governmental Authority any application for registration of any patent, copyright, trademark, service mark or trade name material to its business and operations;

     (ii) each Grantor's patents, copyrights, trademarks, service marks and trade names are subsisting and have not been adjudged invalid or unenforceable in whole or in part;

     (iii) all maintenance fees required to be paid by any Grantor on account of any of its patents have been timely paid for maintaining such patents in force, and, to the best of such Grantor's knowledge, each of such patents is valid and enforceable;

     (iv) to the best of each Grantor's knowledge, no infringement or unauthorized use presently is being made of any Intellectual Property Collateral by any Person that could reasonably be expected to have a Material Adverse Effect;

            (i) each Grantor is the owner of its Intellectual Property Collateral (directly or by license) and the past, present and contemplated future use of such Intellectual Property Collateral by such Grantor has not, does not and will not infringe or violate any right, privilege or license agreement of or with any other Person in any material respect; and

     (v) each Grantor owns, has material rights under, is a party to, or an assignee of a party to all material licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, trade names and all other Intellectual Property Collateral necessary to continue to conduct its business as heretofore conducted.

     (j)    Equipment.  As of the Closing Date, none of the Equipment
            ---------
is leased from any Person, except as set forth in UCC record searches delivered to the Agent or as otherwise disclosed to the Agent and the Lenders in Schedule 1.
               ----------

     (k)    Deposit Accounts.  The names and addresses of all
            ----------------
financial institutions at which any Grantor maintains its Deposit
Accounts, and the account numbers and account names of such Deposit Accounts, are set forth in Schedule 1.
                           ----------

     (l)    Pledged Debt and Instrument Collateral.  (i) No Grantor
            --------------------------------------
has previously assigned any interest in the Pledged Debt or any Instrument Collateral (other than such interests as will be released on or before the date hereof), (ii) no Person other than such Grantor owns an interest in the Pledged Debt or Instrument Collateral (whether as joint holders, participants or otherwise), (iii) the entire Pledged Debt and Instrument Collateral is owing only to such Grantor, and (iv) no material default exists under or in respect of the Pledged Debt or Instrument Collateral.

     (m)    Pledged Shares, Partnership Collateral and other Pledged
            --------------------------------------------------------
Collateral.  (i) All the Pledged Shares and Partnership Collateral have
----------
been, and upon issuance any additional Pledged Collateral consisting of Pledged Shares, Partnership Collateral or any other securities,


                                   14.

will be, duly and validly issued, and are and will be fully paid and non-assessable, subject in the case of Partnership Collateral to future assessments required under applicable law and any applicable partnership agreement, (ii) the applicable Grantor is or, in the case of any such additional Pledged Collateral will be, the legal record and beneficial owner thereof, (iii) there are no restrictions on the transferability of the Pledged Collateral or such additional Pledged Collateral to the Agent or with respect to the foreclosure, transfer or disposition thereof by the Agent, except as provided under applicable securities or "Blue Sky" laws, (iv) except as set forth in Schedule 3 hereof or in
                                             ----------
Schedule 6.17 of the Credit Agreement, the Pledged Shares and
-------------
Partnership Collateral constitute 100% of the issued and outstanding shares of capital stock of the Parent's direct and indirect U.S. Subsidiaries, and 65% of the issued and outstanding shares of capital stock of the Parent's direct and indirect non-U.S. Subsidiaries, and no securities convertible into or exchangeable for any shares of capital stock of any such Subsidiary, or any options, warrants or other commitments entitling any Person to purchase or otherwise acquire any shares of capital stock of any such Subsidiary, are issued and outstanding, and (v) any and all shareholders agreements, voting trusts, proxy agreements or other agreements or understandings which affect or relate to the voting or giving of written consents with respect to any of the Pledged Shares, and any and all partnership and other agreements relating to the Partnership Collateral, have been disclosed in writing to the Agent and the Lenders.

     (n)    Other Investment Property.  All securities accounts of
            -------------------------
the Grantors and other Investment Property of the Grantors are set forth in Schedule 1. No Account Control Agreements exist with respect to any
   ----------
Investment Property other than any Account Control Agreements in favor of the Agent.

     SECTION 5 Covenants.  In addition to the covenants of the
               ---------
Grantors set forth in the Credit Agreement, which are incorporated herein by this reference, so long as any of the Secured Obligations remain unsatisfied or any Lender shall have any Commitment or any Letter of Credit shall be outstanding or any Specified Swap Contract shall be in effect, each Grantor agrees that:

     (a)    Defense of Collateral.  Each Grantor shall appear in
            ---------------------
and defend any action, suit or proceeding which may affect to a material extent its title to, or right or interest in, or the Agent's right or interest in, the Collateral.

     (b)    Preservation of Collateral.  Each Grantor shall do and
            --------------------------
perform all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Collateral.

     (c)    Compliance with Laws, Etc.  Each Grantor shall comply
            -------------------------
in all material respects with all laws, regulations and ordinances, and all policies of insurance, relating in a material way to the possession, operation, maintenance and control of the Collateral.

     (d)    Location of Books and Chief Executive Office.  Each
            --------------------------------------------
Grantor shall: (i) keep all Books pertaining to the Rights to Payment at the locations set forth in Schedule 1; and (ii) give at least 30
                              ----------
days' prior written notice to the Agent of (A) any changes in any such location where Books pertaining to the Rights to Payment are kept, including any change of name or address of any service bureau, computer or data processing company or other Person


                                   15.

preparing or maintaining any Books or collecting Rights to Payment for such Grantor or (B) any changes in the location of such Grantor's chief executive office or principal place of business.

     (e)    Location of Collateral.  If any Inventory or Equipment
            ----------------------
of any Grantor shall be relocated to, or otherwise be located in, a state of the United States in which a financing statement has not already been filed with respect to such Inventory or Equipment, and the aggregate value of all such Inventory and Equipment equals or exceeds $500,000 (as determined by the Company using net book values as determined in accordance with GAAP), such Grantor shall give the Agent prompt notice thereof (and in any event not later than three Business Days after becoming aware thereof).

     (f)    Change in Name, Identity or Structure.  Each Grantor
            -------------------------------------
shall give at least 30 days' prior written notice to the Agent of
(i) any change in its name, (ii) any changes in, additions to or other modifications of its trade names and trade styles set forth in
Schedule 1, and (iii) any changes in its identity or structure in any
----------
manner which might make any financing statement filed hereunder incorrect or misleading.

     (g)    Maintenance of Records.  Each Grantor shall keep
            ----------------------
materially accurate and complete Books with respect to the Collateral, disclosing the Agent's security interest hereunder.

     (h)    Invoicing of Sales.  The Grantor will invoice all of
            ------------------
its sales upon forms customary in the industry and to maintain proof of delivery and customer acceptance of goods.

     (i)    Disposition of Collateral.  Each Grantor shall not
            -------------------------
surrender or lose possession of (other than to the Agent), sell, lease, rent, or otherwise dispose of or transfer any of the Collateral or any right or interest therein, except to the extent permitted by the Loan Documents (including dispositions permitted under Section 8.02 of the Credit Agreement).

     (j)    Liens.  Each Grantor shall keep the Collateral free of
            -----
all Liens except Permitted Liens.

     (k)    Expenses.  The Grantor (or a purchaser of Inventory)
            --------
will pay all expenses of protecting, storing, warehousing, insuring, handling and shipping the Collateral.

     (l)    Leased Premises.  At the Agent's request, any Grantor
            ---------------
shall obtain from each Person from whom such Grantor leases any premises at which any Collateral is at any time present such subordination, waiver, consent and estoppel agreements as the Agent may reasonably require, in form and substance satisfactory to the Agent.

     (m)    Rights to Payment.  Each Grantor shall:
            -----------------

     (i) with such frequency as the Agent or the Directing Lenders may reasonably require, furnish to the Agent and the Lenders such information relating to the Accounts as the Agent or the Directing Lenders shall from time to time reasonably request;

     (ii) give only normal discounts, allowances and credits as to Accounts and other Rights to Payment, in the ordinary course of business, according to normal trade practices, and enforce all Accounts and other Rights to Payment strictly in accordance with their terms, and


                                   16.

during the existence of an Event of Default, take all such action to such end as may from time to time be reasonably requested by the Agent or the Directing Lenders, except that such Grantor may at any time grant any extension of the time for payment or enter into any agreement to make a rebate or otherwise to reduce the amount owing on or with respect to, or compromise or settle for less than the full amount thereof, any Account or other Right to Payment, in the ordinary course of business, according to normal trade practices;

     (iii) if any discount, allowance, credit, extension of time for payment, agreement to make a rebate or otherwise to reduce the amount owing on, or compromise or settle, an Account or other Right to Payment exists or occurs, or if, to the knowledge of any Grantor, any dispute, setoff, claim, counterclaim or defense exists or has been asserted or threatened with respect to an Account or other Right to Payment, disclose such fact to the Agent in the Books relating to such Account or other Right to Payment when such Books are requested for inspection by the Agent, and in connection with any invoice or report furnished by any Grantor to the Agent relating to such Account or other Right to Payment;

     (iv)   if any Accounts arise from contracts with the United
States or any department, agency or instrumentality thereof, promptly notify the Agent thereof and execute any documents and instruments and take any other steps reasonably requested by the Agent in order that all monies due and to become due thereunder shall be assigned to the Agent and notice thereof given to the Federal authorities under the Federal Assignment of Claims Act (provided that such assignment and notice
                          --------
shall not be required if the applicable contract prohibits assignment);

     (v) in accordance with its sound business judgment perform and comply in all material respects with its obligations in respect of the Accounts and other Rights to Payment;

     (vi) upon the reasonable request of the Agent or the Directing Lenders (A) at any time, notify all or any designated portion of the account debtors and other obligors on the Rights to Payment of the security interest hereunder, and (B) upon the occurrence of an Event of Default) notify the account debtors and other obligors on the Rights to Payment or any designated portion thereof that payment shall be made directly to the Agent or to such other Person or location as the Agent shall specify; and

     (vii) upon the occurrence of any Event of Default, establish such lockbox or similar arrangements for the payment of the Accounts and other Rights to Payment as the Agent shall require.

     (n)    Deposit Accounts and Securities Accounts.  Each Grantor
            ----------------------------------------
shall give the Agent immediate notice of the establishment of any new Deposit Account and any new securities account with respect to any Investment Property.

     (o)    Inventory.  Each Grantor shall:
            ---------

     (i) at such reasonable times as the Agent or the Directing Lenders shall request, prepare and deliver to the Agent a report of all Inventory, in form and substance satisfactory to the Agent and the Directing Lenders;


                                   17.

     (ii) upon the reasonable request of the Agent or the Directing Lenders, take a physical listing of the Inventory and promptly deliver a copy of such physical listing to the Agent; and

     (iii) not store any Inventory with a bailee, warehouseman or similar Person or on premises leased to any Grantor for such purpose, nor dispose of any Inventory on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment or similar basis, nor acquire any Inventory from any Person on any such basis, except in the ordinary course of business and in accordance with its normal practices.

     (p)    Equipment.  Each Grantor shall, upon the Agent's or the
            ---------
Directing Lenders' reasonable request, deliver to the Agent a report of each item of Equipment, in form and substance satisfactory to the Agent and the Directing Lenders.

     (q)    Intellectual Property Collateral.  Each Grantor shall:
            --------------------------------

     (i) not allow or suffer any Intellectual Property Collateral to become abandoned, nor any registration thereof to be terminated, forfeited, expired or dedicated to the public, except for Intellectual Property Collateral having negligible commercial value;

     (ii) not enter into any agreements or transactions (including any license, sublicense or royalty agreement) pertaining to any Intellectual Property Collateral outside of the ordinary course of business, or enter into any exclusive license or sublicense of any Intellectual Property Collateral, except in a transaction permitted under the Loan Documents;

     (iii) promptly give the Agent notice of any rights any Grantor may obtain to any new patentable inventions, copyrightable works or other new Intellectual Property Collateral which such Grantor intends to register, prior to the filing of any application for registration thereof; and

     (iv) diligently prosecute all applications for patents, copyrights and trademarks, and file and prosecute any and all continuations, continuations-in-part, applications for reissue, applications for certificate of correction and like matters as shall be reasonable and appropriate in accordance with prudent business practice, and promptly and timely pay any and all maintenance, license, registration and other fees, taxes and expenses incurred in connection with any Intellectual Property Collateral.

     (r)    Notices, Reports and Information.  Each Grantor shall
            --------------------------------
(i) notify the Agent of any material claim made or asserted against the Collateral by any Person and of any change in the composition of the Collateral or other event which could materially adversely affect the value of the Collateral or the Agent's Lien thereon; (ii) furnish to the Agent such statements and schedules further identifying and describing the Collateral and such other reports and other information in connection with the Collateral as the Agent or the Directing Lenders may reasonably request, all in reasonable detail; and (iii) upon reasonable request of the Agent or the Directing Lenders make such demands and requests for information and reports as any Grantor is entitled to make in respect of the Collateral.


                                   18.

     (s)    Shareholder Agreements.   No Grantor shall enter into
            ----------------------
any shareholders agreement, voting trust, proxy agreement or other agreement or understanding which in any material respect affects or relates to the voting or giving of written consents with respect to any of the Pledged Collateral.

     (t)    Insurance.  (i) Each Grantor shall carry and maintain
            ---------
in full force and effect, at the expense of the Grantors and with financially sound and reputable insurance companies, insurance with respect to the Collateral in such amounts, with such deductibles and covering such risks as shall be specified in the Credit Agreement. Upon the request of the Agent or the Directing Lenders from time to time, and in any event not less often than annually, each Grantor shall furnish the Agent with full information as to the insurance carried by it and, if so requested, copies of all such insurance policies. All insurance policies required under this subsection (r) shall provide that they shall not be terminated or cancelled nor shall any such policy be materially changed without at least 30 days' prior written notice to the Grantor and the Agent (or 10 days' prior written notice if the Agent consents to such shorter notice). Receipt of notice of termination or cancellation of any such insurance policies or reduction of coverages or amounts thereunder shall entitle the Agent to renew any such policies, cause the coverages and amounts thereof to be maintained at levels required pursuant to the first sentence of this subsection (r) or otherwise to obtain similar insurance in place of such policies, in each case at the expense of the Grantors.

     (ii) If Collateral with a value exceeding $1,000,000 of any Grantor shall be materially damaged or destroyed, in whole or in part, by fire or other casualty, such Grantor shall give prompt notice thereof to the Agent. No settlement on account of any loss on any such Collateral covered by insurance shall be made for less than insured value without the consent of the Directing Lenders. After the occurrence and during the continuance of an Event of Default, or as otherwise required under the Loan Documents, all sums payable to any Grantor by any insurer with respect to a casualty relating to all or any part of the Collateral shall be paid to the Agent. If any Grantor shall receive any insurance proceeds which are to be paid to the Agent pursuant to the previous sentence, such Grantor shall hold such proceeds in trust for the Agent, shall segregate such proceeds from other funds of such Grantor, and shall immediately forward such proceeds in the form received to the Agent (appropriately indorsed by such Grantor to the order of the Agent or in such other manner as shall be satisfactory to the Agent). All such insurance proceeds may be retained by the Agent as part of Collateral hereunder and held in the Proceeds Account, applied by the Agent toward payment of all or part of the Secured Obligations in such order as is provided herein, or released to such Grantor upon its request with the consent of the Directing Lenders.


                                   19.

     SECTION 6 Administration of the Rights to Payment and Pledged
               ---------------------------------------------------
Collateral.
----------

     (a)    Collection of Rights to Payment.  Until the Agent
            -------------------------------
exercises its rights hereunder to collect Rights to Payment, each Grantor shall endeavor in the first instance diligently to collect all amounts due or to become due on or with respect to the Rights to Payment. At the request of the Agent or the Directing Lenders, upon and after the occurrence of any Event of Default, all remittances received by any Grantor shall be held in trust for the Agent and, in accordance with the Agent's instructions, remitted to the Agent or deposited to an account with the Agent in the form received (with any necessary endorsements or instruments of assignment or transfer).

     (b)    Investment Property and Instruments.  Unless and until
            -----------------------------------
an Event of Default shall have occurred, each Grantor shall be entitled to receive and retain for its own account any cash dividend on or other cash distribution, if any, in respect of the Pledged Collateral, to the extent consistent with the Credit Agreement; provided, however,
                                             --------  -------
that, except in connection with transactions permitted under
Section 8.02 or Section 8.03 of the Credit Agreement, such Grantor shall not be entitled to receive (i) cash paid, payable or otherwise distributed in redemption of, or in exchange for or in substitution of, any Pledged Collateral, or (ii) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution of such Grantor or in connection with a reduction of capital, capital surplus or paid-in-
surplus or any other type of recapitalization.   At the request of the
Agent or the Directing Lenders, during the continuance of any Event of Default, the Agent shall be entitled to receive all distributions and payments of any nature with respect to any Investment Property or Instruments, and all such distributions or payments received by any Grantor shall be held in trust for the Agent and, in accordance with the Agent's instructions, remitted to the Agent or deposited to an account with the Agent in the form received (with any necessary endorsements or instruments of assignment or transfer). Following the occurrence of an Event of Default any such distributions and payments with respect to any Investment Property held in any securities account shall be held and retained in such securities account, in each case as part of the Collateral hereunder. Additionally, the Agent shall have the right, upon the occurrence of an Event of Default, following prior written notice to any Grantor, to vote and to give consents, ratifications and waivers with respect to any Investment Property, Pledged Debt and Instruments, and to exercise all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining thereto, as if the Agent were the absolute owner thereof; provided that
                                                          --------
the Agent shall have no duty to exercise any of the foregoing rights afforded to it and shall not be responsible to any Grantor or any other Person for any failure to do so or delay in doing so.

     (c)    Voting Prior to an Event of Default.  Unless and until
            -----------------------------------
an Event of Default shall have occurred and be continuing each Grantor shall have the right to vote the Pledged Collateral and to give consents, ratifications and waivers in respect thereof, and shall retain the power to control the direction, management and policies of any Person comprising the Pledged Collateral to the same extent as such Grantor would if the Pledged Collateral were not pledged to the Agent pursuant to this Agreement; provided, however, that no vote shall be
                            --------  -------
cast or consent, waiver or ratification given or action taken which would have the effect of materially impairing the position or interest of the Agent and the Secured Parties in respect of the Pledged Collateral or which would alter the voting rights with respect to the stock or other ownership interest in or


                                   20.

of any such Person or be inconsistent with or violate any provision of this Agreement, the Credit Agreement, or any other Loan Documents. If applicable, such Grantor shall be deemed the beneficial owner of all Pledged Collateral for purposes of Sections 13 and 16 of the Exchange Act and agrees to file all reports required to be filed by beneficial owners of securities thereunder. The Agent shall execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights which it is entitled to exercise pursuant to this subsection (C) and to receive the distributions which it is authorized to receive and retain pursuant to this subsection (c).

     (d)    General Authority upon an Event of Default.  During the
            ------------------------------------------
continuance of any Event of Default:

     (i) the Agent shall be entitled to receive all distributions and payments of any nature with respect to the Pledged Collateral, to be held by the Agent as part of the Pledged Collateral; and

     (ii) the Agent shall have the right following prior written notice to the Grantor to vote or consent to take any action with respect to the Pledged Collateral and exercise all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to the Pledged Collateral, as if the Agent were the absolute owner thereof.

     (e)    Distributions to Be Held for Agent.  Distributions and
            ----------------------------------
other payments which are received by the Grantor but which it is not entitled to retain as a result of the operation of this Section 6 shall be held in trust for the benefit of the Agent, be segregated from the other property or funds of such Grantor, and be forthwith paid over or delivered to the Agent in the same form as so received.

     (f)    Certain Other Administrative Matters.  The Agent may
            ------------------------------------
cause any of the Pledged Collateral to be transferred into its name or into the name of its nominee or nominees (subject to the revocable rights specified in this Section 6) if, in the Agent's reasonable discretion, such action is necessary or desirable to protect or exercise the Agent's rights and interests hereunder. The Agent shall at all times have the right to exchange uncertificated Pledged Collateral for certificated Pledged Collateral, and to exchange certificated Pledged Collateral for certificates of larger or smaller denominations, for any purpose consistent with this Agreement.

     SECTION 7 Authorization; Agent Appointed Attorney-in-Fact.
               -----------------------------------------------
The Agent shall have the right to, in the name of any Grantor, or in the name of the Agent or otherwise, without notice to or assent by such Grantor, and each Grantor hereby constitutes and appoints the Agent (and any of the Agent's officers or employees or agents designated by the Agent) as such Grantor's true and lawful attorney-in-fact, with full power and authority to:

     (i) sign any of the financing statements which must be executed or filed to perfect or continue perfected, maintain the priority of or provide notice of the Agent's security interest in the Collateral and file any such financing statements by electronic means with or without a signature as authorized or required by applicable law or filing procedures;


                                   21.

     (ii) take possession of and endorse any notes, acceptances, checks, drafts, money orders or other forms of payment or security and collect any Proceeds of any Collateral;

     (iii) sign and endorse any invoice or bill of lading relating to any of the Collateral, warehouse or storage receipts, drafts against customers or other obligors, assignments, notices of assignment, verifications and notices to customers or other obligors;

     (iv)   notify the U.S. Postal Service and other postal
authorities to change the address for delivery of mail addressed to any Grantor to such address as the Agent may designated (provided that the
                                                     --------
Agent agrees it will promptly deliver over to such Grantors any mail that does not relate to the Collateral); and, without limiting the generality of the foregoing, establish with any Person lockbox or similar arrangements for the payment of the Rights to Payment;

     (v) receive, open and dispose of all mail addressed to any Grantor (provided that the Agent agrees it will promptly deliver over
         --------
to such Grantors any mail that does not relate to the Collateral);

     (vi) send requests for verification of Rights to Payment to the customers or other obligors of any Grantor;

     (vii) contact, or direct any Grantor to contact, all account debtors and other obligors on the Rights to Payment and instruct such account debtors and other obligors to make all payments directly to the Agent;

     (viii) assert, adjust, sue for, compromise or release any claims under any policies of insurance;

     (ix) exercise dominion and control over, and refuse to permit further withdrawals from, Deposit Accounts maintained with BofA or any other bank, financial institution or other Person;

     (x) notify each Person maintaining lockbox or similar arrangements for the payment of the Rights to Payment to remit all amounts representing collections on the Rights to Payment directly to the Agent;

     (xi) ask, demand, collect, receive and give acquittances and receipts for any and all Rights to Payment, enforce payment or any other rights in respect of the Rights to Payment and other Collateral, grant consents, agree to any amendments, modifications or waivers of the agreements and documents governing the Rights to Payment and other Collateral, and otherwise file any claims, take any action or institute, defend, settle or adjust any actions, suits or proceedings with respect to the Collateral, as the Agent or the Directing Lenders may deem necessary or desirable to maintain, preserve and protect the Collateral, to collect the Collateral or to enforce the rights of the Agent with respect to the Collateral;

     (xii) execute any and all applications, documents, papers and instruments necessary for the Agent to use the Intellectual Property Collateral and grant or issue any


                                   22.

exclusive or non-exclusive license or sublicense with respect to any Intellectual Property Collateral;

     (xiii) execute any and all endorsements, assignments or other documents and instruments necessary to sell, lease, assign, convey or otherwise transfer title in or dispose of the Collateral;

     (xiv) execute and deliver to any securities intermediary or other Person any entitlement order, Account Control Agreement or other notice, document or instrument which the Agent may deem necessary of advisable (A) to realize upon the Collateral, and (B) to maintain, protect and preserve the Investment Property and the Agent's security interest therein; and

     (xv) execute any and all such other documents and instruments, and do any and all acts and things for and on behalf of any Grantor, which the Agent or the Directing Lenders may deem necessary or advisable
(A) to realize upon the Collateral, and (B) to maintain, protect and preserve the Collateral and the Agent's security interest therein and to accomplish the purposes of this Agreement.

The Agent agrees that, except upon and after the occurrence of an Event of Default, it shall not exercise the power of attorney, or any rights granted to the Agent, pursuant to clauses (ii) through (xiii),
(xiv)(A) and (xv)(A). The foregoing power of attorney is coupled with an interest and irrevocable so long as the Lenders have any Commitments or any Letter of Credit remains outstanding or any Specified Swap Contract shall be in effect or the Secured Obligations have not been paid and performed in full. Each Grantor hereby ratifies, to the extent permitted by law, all that the Agent shall lawfully and in good faith do or cause to be done by virtue of and in compliance with this Section 7.

     SECTION 8 Agent Performance of Company Obligations.  The Agent
               ----------------------------------------
may perform or pay any obligation which any Grantor has agreed to perform or pay under or in connection with this Agreement, and which such Grantor has failed to perform or pay as and when due, and such Grantor shall reimburse the Agent on demand for any amounts paid by the Agent pursuant to this Section 8.

     SECTION 9 Agent's Duties.  Notwithstanding any provision
               --------------
contained in this Agreement, the Agent shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to any Grantor or any other Person for any failure to do so or delay in doing so. Beyond the exercise of reasonable care to assure the safe custody of Collateral in the Agent's possession and the accounting for moneys actually received by the Agent hereunder, the Agent shall have no duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Collateral.

     SECTION 10 Remedies.
                --------

     (a)    Remedies.  During the continuance of any Event of Default,
            --------
the Agent shall have, in addition to all other rights and remedies granted to it in this Agreement, the Credit Agreement or any other Loan Document, all rights and remedies of a secured party under the


                                   23.

UCC and other applicable laws. Without limiting the generality of the foregoing, each Grantor agrees that:

     (i) The Agent may peaceably and without notice enter any premises of any Grantor, take possession of any Collateral, remove or dispose of all or part of the Collateral on any premises of any Grantor or elsewhere, or, in the case of Equipment, render it nonfunctional, and otherwise collect, receive, appropriate and realize upon all or any part of the Collateral, and demand, give receipt for, settle, renew, extend, exchange, compromise, adjust, or sue for all or any part of the Collateral, as the Agent may determine.

     (ii) The Agent may require any Grantor to assemble all or any part of the Collateral and make it available to the Agent, at any place and time designated by the Agent.

     (iii) The Agent may use or transfer any of any Grantor's rights and interests in any Intellectual Property Collateral, by license, by sublicense (to the extent permitted by an applicable license) or otherwise, on such conditions and in such manner as the Agent may determine.

     (iv) The Agent may secure the appointment of a receiver of the Collateral or any part thereof (to the extent and in the manner provided by applicable law).

     (v) The Agent may withdraw (or cause to be withdrawn) any and all funds from any Deposit Accounts or securities accounts.

     (vi)   The Agent may sell, resell, lease, use, assign, transfer
or otherwise dispose of any or all of the Collateral in its then condition or following any commercially reasonable preparation or processing (utilizing in connection therewith any of any Grantor's assets, without charge or liability to the Agent therefor) at public or private sale, by one or more contracts, in one or more parcels, at the same or different times, for cash or credit or for future delivery without assumption of any credit risk, all as the Agent deems advisable; provided, however, that such Grantor shall be credited with the net
--------  -------
proceeds of sale only when such proceeds are finally collected by the Agent. The Agent and each of the other Secured Parties shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption, which right or equity of redemption each Grantor hereby releases, to the extent permitted by law. Each Grantor hereby agrees that the sending of notice by ordinary mail, postage prepaid, to the address of such Grantor set forth in the Credit Agreement, of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made, shall be deemed reasonable notice thereof if such notice is sent ten days prior to the date of such sale or other disposition or the date on or after which such sale or other disposition may occur, provided that the Agent may provide any Grantor shorter
           --------
notice or no notice, to the extent permitted by the UCC or other applicable law. Each Grantor recognizes that the Agent may be unable to make a public sale of any or all of the Pledged Collateral, by reason of prohibitions contained in applicable securities laws or otherwise, and expressly agrees that a private sale to a restricted group of purchasers for investment and not with a view to any distribution thereof shall be considered a commercially reasonable sale.


                                   24.

     (b)    License.  For the purpose of enabling the Agent to exercise
            -------
its rights and remedies under this Section 10 or otherwise in connection with this Agreement, each Grantor hereby grants to the Agent an irrevocable, non-exclusive and assignable license (exercisable without payment or royalty or other compensation to any Grantor) to use, license or sublicense any Intellectual Property Collateral.

     (c)    Proceeds Account.  To the extent that any of the
            ----------------
Secured Obligations may be contingent, unmatured or unliquidated at such time as there may exist an Event of Default (including with respect to undrawn amounts under any Letter of Credit), the Agent may, at its election (in accordance with the direction of the Directing Lenders),
(i) retain the proceeds of any sale, collection, disposition or other realization upon the Collateral (or any portion thereof) in a special purpose non-interest-bearing restricted deposit account (the "Proceeds
                                                              --------
Account") created and maintained by the Agent for such purpose (which
-------
shall constitute a Deposit Account included within the Collateral hereunder) until such time as the Agent may elect to apply such proceeds to the Secured Obligations, and each Grantor agrees that such retention of such proceeds by the Agent shall not be deemed strict foreclosure with respect thereto; (ii) in any manner elected by the Agent, estimate the liquidated amount of any such contingent, unmatured or unliquidated claims and apply the proceeds of the Collateral against such amount; or
(iii) otherwise proceed in any manner permitted by applicable law. Each Grantor agrees that the Proceeds Account shall be a blocked account and that upon the irrevocable deposit of funds into the Proceeds Account, such Grantor shall not have any right of withdrawal with respect to such funds. Accordingly, each Grantor irrevocably waives until the termination of the security interests granted under this Agreement in accordance with Section 22 the right to make any withdrawal from the Proceeds Account and the right to instruct the Agent to honor drafts against the Proceeds Account.

     (d)    Application of Proceeds.  Subject to subsection (c),
            -----------------------
cash proceeds actually received from the sale or other disposition or collection of Collateral, and any other amounts received in respect of the Collateral the application of which is not otherwise provided for herein, shall be applied (after payment of any amounts payable to the Agent pursuant to Section 8 or Section 14) in whole or in part by the Agent for the benefit of the Secured Parties (as their interests may appear) against all or any part of the Secured Obligations in the following order: (i) first, to any fees due in respect of the
                      -----
Supremex Secured Obligations, any fees due in respect of the Mail-Well Secured Obligations and any fees due in respect of the Suntrust Secured Obligations, on a pro rata basis; (ii) next, to any interest due
                  --- ----             ----
in respect of the Supremex Secured Obligations, any interest due in respect of the Mail-Well Secured Obligations and any interest due in respect of the Suntrust Secured Obligations, on a pro rata basis;
                                                  --- ----
(iii) next, to any principal due in respect of the Supremex Secured
      ----
Obligations, any principal due in respect of the Mail-Well Secured Obligations and any principal due in respect of the Suntrust Secured Obligations, on a pro rata basis; (iv) next, any amounts owing any
                  --- ----             ----
Swap Providers in respect of Specified Swap Contracts, on a pro rata
                                                            --- ----
basis; and (v) last, to any other Secured Obligations, on a pro
               ----                                         ---
rata basis.  Any surplus thereof which exists after payment and
----
performance in full of the Secured Obligations shall be promptly paid over to the Company or otherwise disposed of in accordance with the UCC or other applicable law. Each Grantor shall remain liable to the Agent and other Secured Parties for any deficiency which exists after any sale or other disposition or collection of Collateral.


                                   25.

     (e)    Actions by the Agent.  In taking any action under this
            --------------------
Section 10 or otherwise taking action as Agent on behalf of the Secured Parties and exercising such powers and performing such duties under this Agreement as are granted to the Agent hereunder, the Agent shall act in each case in accordance with the instructions of the Directing Lenders; provided, however, that, without the consent of all Lenders, the
--------  -------
Agent shall not, and may not be directed to, release any of the Collateral or terminate this Agreement, except in connection with a sale or other disposition of Collateral under this Section 10, as otherwise contemplated or permitted hereunder or under the Credit Agreement or as contemplated by Section 22 hereof.

     SECTION 11 Certain Waivers.  Each Grantor waives, to the
                ---------------
fullest extent permitted by law, (i) any right of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling of the Collateral or other collateral or security for the Secured Obligations; (ii) any right to require the Agent or the other Secured Parties (A) to proceed against any Person,
(B) to exhaust any other collateral or security for any of the Secured Obligations, (C) to pursue any remedy in the Agent's or any of the other Secured Parties' power, or (D) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Collateral; and (iii) all claims, damages, and demands against the Agent or the other Secured Parties arising out of the repossession, retention, sale or application of the proceeds of any sale of the Collateral.

     SECTION 12 Notices.  All notices or other communications
                -------
hereunder shall be given in the manner and to the addresses specified in, and shall be effective as provided in, the Credit Agreement.

     SECTION 13 No Waiver; Cumulative Remedies.  No failure on the
                ------------------------------
part of the Agent or any other Secured Party to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to the Agent or any other Secured Party.

     SECTION 14 Costs and Expenses; Indemnification; Other Charges.
                --------------------------------------------------

     (a)    Costs and Expenses.  The Grantors jointly and severally
            ------------------
agree to pay on demand:

     (i) the out-of-pocket costs and expenses of the Agent and any of its Affiliates, and the Agent's reasonable Attorney Costs, in connection with the negotiation, preparation, execution, delivery and administration of this Agreement, and any amendments, modifications or waivers of the terms thereof, any releases of Collateral, and the custody of the Collateral;

     (ii) all reasonable title, appraisal (including the allocated costs of internal appraisal services), survey, audit, consulting, search, recording, filing and similar fees, costs and expenses incurred or sustained by the Agent or any of its Affiliates in connection with this Agreement or the Collateral; and


                                   26.

     (iii) all costs and expenses of the Agent and its Affiliates, including all Attorney Costs, in connection with the enforcement or attempted enforcement of, and preservation of any rights or interests under, this Agreement, any out-of-court workout or other refinancing or restructuring or in any bankruptcy case, and the protection, sale or collection of, or other realization upon, any of the Collateral, including all expenses of taking, collecting, holding, sorting, handling, preparing for sale, selling, or the like, and other such expenses of sales and collections of Collateral, and any and all losses, costs and expenses sustained by the Agent and any other Secured Party as a result of any failure by any Grantor to perform or observe its obligations contained herein.

     (b)    Indemnification.  The Grantors jointly and severally
            ---------------
hereby agree to indemnify the Agent, its Affiliates, and the other Secured Parties, and their respective directors, officers, employees, agents, counsel and other advisors (each an "Indemnified Person")
                                             ------------------
against, and hold each of them harmless from, any and all liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including the reasonable fees and disbursements of counsel to an Indemnified Person (including allocated costs of internal counsel), which may be imposed on, incurred by, or asserted against any Indemnified Person, in any way relating to or arising out of this Agreement or the transactions contemplated hereby or any action taken or omitted to be taken by it hereunder (the "Indemnified Liabilities");
                                          -----------------------
provided that no Grantor shall be liable to any Indemnified Person
--------
with respect to Indemnified Liabilities resulting from such Indemnified Person's gross negligence or willful misconduct. If and to the extent that the foregoing indemnification is for any reason held unenforceable, each Grantor agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     (c)    Other Charges.  The Grantors jointly and severally
            -------------
agree to indemnify the Agent and each of the other Secured Parties against and hold each of them harmless from any and all present and future stamp, transfer, documentary and other such taxes, levies, fees, assessments and other charges made by any jurisdiction by reason of the execution, delivery, performance and enforcement of this Agreement.

     (d)    Interest. Any amounts payable to the Agent or any
            --------
Secured Party under this Section 14 or otherwise under this Agreement if not paid upon demand shall bear interest from the date of such demand until paid in full, at the rate of interest set forth in
Section 2.10(C) of the Credit Agreement.

     SECTION 15 Binding Effect.  This Agreement shall be binding
                --------------
upon, inure to the benefit of and be enforceable by any Grantor, the Agent, each Secured Party, each Indemnified Person referred to in
Section 14 and their respective successors and assigns.

     SECTION 16 Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY,
                -------------
AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND TO THE EXTENT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER, OR THE REMEDIES HEREUNDER, IN RESPECT OF ANY COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN CALIFORNIA;


                                   27.

PROVIDED THAT THE AGENT SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL
LAW.

     SECTION 17 Entire Agreement; Amendment.  This Agreement
                ---------------------------
contains the entire agreement and understanding of the Grantors, the Agent and the other Secured Parties with respect to the subject matter hereof, and supersedes all prior or contemporaneous agreements and understanding of such Persons, verbal or written, relating to the subject matter hereof. No amendment or waiver of any provision of this Agreement nor consent to any departure therefrom by any Grantor shall in any event be effective unless the same shall be in writing and signed by the Agent (with the consent of the Directing Lenders), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that
                                          --------  -------
without the consent of all the Lenders, no amendment, waiver or consent shall do any of the following: (i) subject the Secured Parties to any additional obligations; (ii) reduce any amount payable to the Secured Parties hereunder; (iii) postpone any date fixed for any payment in respect of any amount payable to any Secured Party hereunder;
(iv) change the definition of "Directing Lenders" or any definition or provision of this Agreement requiring the approval of the Directing Lenders or some other specified amount of Secured Parties; (v) amend the provisions of the proviso in Section 10(e); or (vi) amend the
                  -------
provisions of this Section 17; and provided, further, that no
                                   --------  -------
amendment, waiver or consent shall, unless in writing and signed by the Agent, affect the rights, duties or obligations of the Agent under or in respect of this Agreement.

     SECTION 18 Severability.  The illegality or unenforceability of
                ------------
any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

     SECTION 19 Counterparts.  This Agreement may be executed in any
                ------------
number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument. Each of the parties hereto understands and agrees that this Agreement may be delivered by any party hereto or thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Grantor shall bind such Grantor with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

     SECTION 20 Incorporation of Provisions of the Credit Agreement.
                ---------------------------------------------------
To the extent the Credit Agreement contains provisions of general applicability to the Loan Documents, including any such provisions contained in Article XI thereof, such provisions are incorporated herein by this reference.

     SECTION 21 No Inconsistent Requirements.  Each Grantor acknowledges
                ----------------------------
that this Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and agrees that all such


                                   28.

covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

     SECTION 22 Termination; Releases.  (i) Upon the termination of
                ---------------------
the Commitments of the Lenders, the surrender of any Letters of Credit issued for the account of any Grantor under the Credit Agreement, termination of all Specified Swap Contracts and payment and performance in full of all Secured Obligations, the security interests granted under this Agreement shall terminate and the Agent shall promptly execute and deliver to each Grantor such documents and instruments reasonably requested by such Grantor as shall be necessary to evidence termination of all security interests given by any Grantor to the Agent hereunder; provided, however, that the obligations of any Grantor under
--------  -------
Section 14 shall survive such termination. (ii) Concurrently with any permitted disposition of Collateral under the Loan Documents, the security interest hereunder shall automatically be released from the Collateral so disposed of; provided, however, that the security
                           --------  -------
interest shall continue in the Proceeds thereof. Upon satisfaction of all conditions precedent to any permitted disposition set forth herein or in the other Loan Documents, the Agent shall execute and deliver any releases or other documents reasonably requested by the relevant Grantor to accomplish or confirm the release of Collateral provided by this Section. Any such release shall specifically describe the portion of the Collateral to be released, shall be expressed to be unconditional and shall be without recourse or warranty (other than a warranty that the Agent has not assigned its rights and interests to any other Person). Notwithstanding anything to the contrary in this Section 22, the security interests granted under this Agreement in all Collateral shall be released in accordance with subsection 2.16(b) of the Credit Agreement.

     SECTION 23 Accession.  Upon execution and delivery to the Agent
                ---------
of an Additional Guarantor Accession Agreement by a Subsidiary of the Company as provided in Section 7.14 of the Credit Agreement, effective as of the Additional Guarantor Accession Date applicable thereto, such Guarantor shall be deemed a Grantor party hereto, and this Agreement shall be deemed amended to include any amendments to the Schedules provided by such Subsidiary in connection therewith.



              [Remainder of page intentionally left blank]



                                   29.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in San Francisco, California by their proper and duly authorized officers as of the day and year first above written.



                                 MAIL-WELL I CORPORATION



                                 By:    /s/ Robert Meyer
                                     ---------------------------------
                                     Name:  Robert Meyer
                                     Title: Vice President-Treasurer


                                 MAIL-WELL, INC.



                                 By:    /s/ Robert Meyer
                                     ---------------------------------
                                     Name:  Robert Meyer
                                     Title: Vice President-Treasurer



                                 THE ADDITIONAL LOAN PARTIES
                                 LISTED ON ANNEX I



                                 By:    /s/ Robert Meyer
                                     ---------------------------------
                                     Name:  Robert Meyer
                                     Title: Vice President-Treasurer


                                 BANK OF AMERICA, N.A., as Agent



                                 By:    /s/ Kevin C. Leader
                                     ---------------------------------
                                     Name:  Kevin C. Leader
                                     Title: Managing Director


                                   30.

                                ANNEX I
                       to the Security Agreement

Mail-Well Commercial Printing, Inc.

Mail-Well Label USA, Inc.

Mail-Well West, Inc.

Mail-Well Services, Inc.

Mail-Well Canada Holdings, Inc.

Mail-Well Europe Holdings, Inc.

Mail-Well Mexico Holdings, Inc.

Sherman Acquisition Corporation

Poser Business Forms, Inc.

National Graphics Company

Hill Graphics, Inc.

Murray Envelope Holdings, Inc.

Murray Envelope Corporation

Wisco III, LLC

Festiva, Inc.

American Business Products, Inc.

Curtis 1000, Inc.

Curtis 1000 IPC, Inc.

Discount Labels, Inc.

Discount Labels IPC, Inc.

International Envelope Company

International Envelope IPC, Inc.

Jen-Coat, Inc.

Jen-Coat IPC, Inc.

Vanier Graphics Corporation

ABP Books, Inc.

ABP Investment Company, Inc.

ABP IPC Partnership

Alternative Packaging Solutions, L.L.C.


                                   1.